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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                January 27, 2005
                Date of Report (Date of Earliest Event Reported)

                        SEQUOIA RESIDENTIAL FUNDING, INC.
  (as Depositor with respect to the issuance of Sequoia Mortgage Trust 2005-1,
                       Mortgage Pass-Through Certificates)

                        SEQUOIA RESIDENTIAL FUNDING, INC.
                        ---------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

               Delaware                               333-118832-06                  35-2170972
               --------                               -------------                  ----------
(State or Other Jurisdiction of Incorporation)  (Commission File Number)  (I.R.S. Employer Identification No.)

                         One Belvedere Place, Suite 330
                         ------------------------------
                              Mill Valley, CA 94941
                              ---------------------
                    (Address of Principal Executive Offices)

                                 (415) 389-7373
                                 --------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 8.01.  OTHER EVENTS

            On January 1, 2005, Sequoia Residential Funding, Inc. (the "Depositor"), HSBC Bank USA, National Association (the "Trustee"), and Wells Fargo Bank, N. A. (the "Master Servicer" and "Securities Administrator") entered into a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), pursuant to which the Sequoia Mortgage Trust 2005-1 Mortgage Pass-Through Certificates in the approximate aggregate principal amount of $411,566,100 were issued. In connection with the offering of Mortgage Pass-Through Certificates, RWT Holdings, Inc. ("RWT") and the Depositor entered into a Mortgage Loan Purchase and Sale Agreement dated January 1, 2005, pursuant to which RWT conveyed to the Depositor as of the closing on January 27, 2005, all of its interest in the Mortgage Loans. The Pooling and Servicing Agreement, with accompanying Exhibits, is annexed hereto as Exhibit 99.1. The Opinion as to federal income tax matters in connection with the issuance of the Sequoia Mortgage Trust 2005-1 Mortgage Pass-Through Certificates is attached hereto as
Exhibit 99.2.

ITEM 9.01(c). FINANCIAL STATEMENTS AND EXHIBITS

            99.1 Pooling and Servicing Agreement dated January 1, 2005, by and among Sequoia Residential Funding, Inc., as Depositor, HSBC Bank USA, National Association, as Trustee, and Wells Fargo Bank, N. A., as Master Servicer and Securities Administrator.

            99.2 Opinion of Chapman and Cutler LLP, dated January 27, 2005, as to federal income tax matters in connection with the issuance of the Sequoia Mortgage Trust 2005-1 Mortgage Pass-Through Certificates.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 4, 2005

                                         SEQUOIA RESIDENTIAL FUNDING, INC.

                                          By:    /s/ Harold F. Zagunis
                                              ----------------------------------
                                              Harold F. Zagunis
                                              Secretary

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                                  EXHIBIT INDEX

Exhibit Number

99.1 Pooling and Servicing Agreement dated January 1, 2005, by and among Sequoia Residential Funding, Inc., as Depositor, HSBC Bank USA, National Association, as Trustee, and Wells Fargo Bank, N. A., as Master Servicer and Securities Administrator.

99.2 Opinion of Chapman and Cutler LLP, dated January 27, 2005, as to federal income tax matters in connection with the issuance of the Sequoia Mortgage Trust 2005-1 Mortgage Pass-Through Certificates.